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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:  APRIL 11, 1997


                                UTI ENERGY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     001-12542                23-2037823
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)



    485 DEVON PARK DRIVE, SUITE 112
         WAYNE, PENNSYLVANIA                                     19087
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 971-9600


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                        EXHIBIT INDEX BEGINS ON PAGE 6.
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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On April 11, 1997, UTI Energy Corp, a Delaware corporation (the "Company"), acquired the land drilling operations of Southland Drilling Company Ltd., a Texas limited partnership ("Southland") for approximately $27.1 million in cash and a five-year warrant to purchase 100,000 shares of the Company's common stock, $.001 par value ("Common Stock"), at an exercise price of $48.00 per share (the "Southland Acquisition"). The purchase price was determined through arms-length negotiations between the parties. The acquired assets include eight land drilling rigs, various equipment and rig components, and other equipment used in Southland's contract drilling business. The Company also assumed various drilling contracts of Southland and retained Southland's rig crews. The Company intends to utilize the Southland assets and crews in its existing land drilling operations. The Southland Acquisition further expands the Company's operations in the active oil and gas producing areas in South Texas and the Gulf Coast and increases the Company's rig fleet to 82 rigs.

         The Southland Acquisition was effected pursuant to an Asset Purchase Agreement dated as of March 5, 1997 (the "Asset Purchase Agreement"), by and between the Company and Southland. The Southland Acquisition was funded with a combination of the Company's existing cash, the net proceeds from the private placement of $25 million principal amount of its 12% Senior Subordinated Notes due 2001 (the "Subordinated Notes") and the net proceeds from a new $25 million three year term loan facility with Mellon Bank N.A. (the "Mellon Term Loan"). In connection with the Mellon Term Loan, the Company also increased the amount available under its line of credit with Mellon Bank N.A. from $8.4 million to $12.0 million. The Subordinated Notes were issued by the Company at a discount of 2% and were issued with a seven-year warrant to purchase 400,000 shares of Common Stock at an exercise price of $32.50 per share. The warrants are also subject to call at $.25 per warrant after six months under certain circumstances if the market price of the Common Stock is greater than $45.00 per share over a 90 day period. The indebtedness under the Mellon Term Loan is secured by substantially all of the Company's rig assets, inventory and accounts receivable.

         The Company also utilized a portion of the net proceeds from the Mellon Term Loan to refinance approximately $18.6 million in indebtedness that was incurred in connection with its prior acquisitions of FWA Drilling Company, Inc., Viersen & Cochran Drilling Company ("Viersen & Cochran") and the contract drilling assets of Quarles Drilling Corporation. The Company incurred a one-time pre-payment penalty of approximately $132,000 in connection with such refinancing. This prepayment penalty was more than offset by a $345,000 prepayment discount that the Company received as a result of its prepayment of the indebtedness incurred in its prior acquisition of Viersen & Cochran.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired.

         To be filed by amendment. It is impracticable for the Company to provide as of the date of filing of this Form 8-K the required financial statements and pro forma information relating to the assets purchased from Southland Drilling Company Ltd. Any such financial statements will be filed by amendment within 60 days from the date this Form 8-K is due.

         (b)     Pro forma financial information.

         To be filed by amendment. It is impracticable for the Company to provide as of the date of this Form 8-K the required financial statements and pro forma information relating to the assets purchased from Southland Drilling Company Ltd. Any such financial statements will be filed by amendment within 60 days from the date this Form 8-K is due.

         (c)     Exhibits.

                 2.1 Asset Purchase Agreement dated March 5, 1997 (the "Asset Purchase Agreement"), by and between UTI Energy Corp. and Southland Drilling Company Ltd. (incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31,
                          1996). Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have not been filed with this exhibit. Schedules 2.1(a), 2.1(b), 2.1(c), 2.1(d) and 2.1(e) contain lists of certain of the assets purchased by the Company pursuant to the terms and conditions of the Asset Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

                 2.2 First Amendment to Asset Purchase Agreement dated April 11, 1997, by and between the Company, Triad Drilling Company and Southland Drilling Company, Ltd.

                 10.1 Warrant Agreement dated April 11, 1997, by and between the Company and Southland Drilling Company, Ltd.

                 10.2 Loan and Security Agreement dated April 11, 1997, by and among UTI Energy Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling Company, Inc., Universal Well Services, Inc., USC, Incorporated, and Panther Drilling, Inc. and Mellon Bank, N.A.

                 10.3 Fourth Amendment and Modification to the Mellon Line of Credit dated April 11, 1997, by and among UTI Energy Corp., UTICO,





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                          Inc., FWA Drilling Company, Inc., Triad Drilling
                          Company, Universal Well Services, Inc., USC,
                          Incorporated and Panther Drilling, Inc. and Mellon Bank, N.A.

                 10.4 Note Purchase Agreement dated April 11, 1997, by and among UTI Energy Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated and Panther Drilling, Inc. and Canpartners Investments IV, L.P. (incorporated by reference to Schedule 13D relating to the Company filed on April 22, 1997 by Canpartners Investments IV, LLC, Canpartners Incorporated, Mitchell R. Julis, Joshua S. Friedman and R. Christian B. Evensen).

                 10.5 Note dated April 11, 1997, payable by FWA Drilling Company, Inc., Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated and Panther Drilling, Inc. to Canpartners Investments IV, L.P.

                 10.6 Warrant Agreement dated April 11, 1997, by and between the Company and Canpartners Investments IV, L.P.

                 10.7 Warrant dated April 11, 1997, by and between the Company and Canpartners Investments IV, L.P.

                 10.8 Registration Rights Agreement dated April 11, 1997, by and between UTI Energy Corp. and Canpartners Investments IV, L.P.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UTI ENERGY CORP.



Dated: April 28, 1997              /s/ P. Blake Dupuis
                                ----------------------------------------------
                                                P. Blake Dupuis
                                                Vice President





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                                 EXHIBIT INDEX

2.1      Asset Purchase Agreement dated March 5, 1997 (the "Asset Purchase
         Agreement"), by and between UTI Energy Corp. and Southland Drilling
         Company Ltd.  (incorporated by reference to the Company's Annual
         Report on Form 10-K for the year ended December 31, 1996). Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have not been filed with this exhibit. Schedules 2.1(a), 2.1(b), 2.1(c), 2.1(d) and 2.1(e)
         contain lists of certain of the assets purchased by the Company pursuant to the terms and conditions of the Asset Purchase Agreement.
         The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

2.2 First Amendment to Asset Purchase Agreement dated April 11, 1997, by and between the Company, Triad Drilling Company and Southland Drilling
         Company, Ltd.

10.1     Warrant Agreement dated April 11, 1997, by and between the Company and
         Southland Drilling Company, Ltd.

10.2     Loan and Security Agreement dated April 11, 1997, by and among UTI
         Energy Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling
         Company, Inc., Universal Well Services, Inc., USC, Incorporated, and
         Panther Drilling, Inc. and Mellon Bank, N.A.

10.3     Fourth Amendment and Modification to the Mellon Line of Credit dated
         April 11, 1997, by and among UTI Energy Corp., UTICO, Inc., FWA
         Drilling Company, Inc., Triad Drilling Company, Universal Well
         Services, Inc., USC, Incorporated and Panther Drilling, Inc. and
         Mellon Bank, N.A.

10.4     Note Purchase Agreement dated April 11, 1997, by and among UTI Energy
         Corp., UTICO, Inc., FWA Drilling Company, Inc., Triad Drilling
         Company, Universal Well Services, Inc., USC, Incorporated and Panther
         Drilling, Inc. and Canpartners Investments IV, L.P. (incorporated by reference to Schedule 13D relating to the Company filed on April 22, 1997 by Canpartners Investments IV, LLC, Canpartners Incorporated,
         Mitchell R. Julis, Joshua S. Friedman and R. Christian B. Evensen).

10.5     Note dated April 11, 1997, payable by FWA Drilling Company, Inc.,
         Triad Drilling Company, Universal Well Services, Inc., USC,
         Incorporated and Panther Drilling, Inc. to Canpartners Investments IV,
         L.P.

10.6     Warrant Agreement dated April 11, 1997, by and between the Company and
         Canpartners Investments IV, L.P.

10.7 Warrant dated April 11, 1997, by and between the Company and Canpartners Investments IV, L.P.





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
10.8     Registration Rights Agreement dated April 11, 1997, by and between UTI
         Energy Corp. and Canpartners Investments IV, L.P.





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